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                                                                    Exhibit 23.1

Consent of Independent Certified Public Accountants


U.S. Xchange, LLC
Grand Rapids, Michigan

We hereby consent to the use in Form 8-K/A of Choice One Communication, Inc. of our report dated May 17, 2000, relating to the consolidated financial statements of U.S. Xchange, LLC.


                                                   /s/ BDO Seidman, LLP

Grand Rapids, Michigan
September 13, 2000